UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2019

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	ALLIANT ENERGY CORPORATION (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608)458-3311	39-1380265
0-337	WISCONSIN POWER AND LIGHT COMPANY (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608)458-3311	39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Alliant Energy Corporation	Common Stock, $0.01 Par Value	LNT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 17, 2019, Wisconsin Power and Light Company (“WPL”), a subsidiary of Alliant Energy Corporation, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which WPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $350,000,000 aggregate principal amount of WPL’s 3.000% Debentures due 2029 (the “Debentures”), in a public offering (the “Offering”). The Debentures are to be issued under an Indenture dated as of June 20, 1997, between WPL and Wells Fargo Bank, National Association, as successor trustee (the “Indenture”), pursuant to an Officers’ Certificate provided pursuant to the Indenture setting forth the terms of the Debentures (the “Certificate”). The Offering is expected to close, subject to standard closing conditions, on June 24, 2019.

The Debentures are registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-222076-01) that WPL filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2017 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Debentures that WPL filed with the SEC on June 19, 2019.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Debentures, and all such exhibits are hereby incorporated into the Registration Statement by reference. The Underwriting Agreement is filed as Exhibit 1.1 and the Certificate is filed as Exhibit 4.1 to this Form 8-K.

On June 17, 2019, WPL issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Perkins Coie LLP, counsel to WPL, has issued an opinion to WPL, dated June 24, 2019, regarding the legality of the Debentures upon issuance thereof. The opinion as to legality is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 17, 2019, among Wisconsin Power and Light Company and the underwriters named therein.

4.1	Officers’ Certificate creating the 3.000% Debentures due 2029 of Wisconsin Power and Light Company.

5.1	Opinion of Perkins Coie LLP, dated June 24, 2019, with respect to the 3.000% Debentures due 2029 of Wisconsin Power and Light Company.

23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Wisconsin Power and Light Company, dated June 17, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: June 24, 2019	By:	/s/ Robert J. Durian
Robert J. Durian
Senior Vice President and Chief Financial Officer

WISCONSIN POWER AND LIGHT COMPANY

Date: June 24, 2019	By:	/s/ Robert J. Durian
Robert J. Durian
Senior Vice President and Chief Financial Officer